Exhibit 99.1

SUTHERLAND ASSET MANAGEMENT CORPORATION ANNOUNCES THIRD QUARTER 2016 RESULTS

New York, New York, November 21, 2016 / PRNewswire / – Sutherland Asset Management Corporation (NYSE: SLD) today reported financial results for the quarter ended September 30, 2016.  On October 31, 2016, Sutherland Asset Management Corporation, a private mortgage REIT ("Sutherland"), merged with and into a subsidiary of ZAIS Financial Corp. (the "Merger"), with ZAIS Financial Corp. surviving the merger and changing its name to Sutherland Asset Management Corporation (the "Company"), as described in greater detail in the Current Report on Form 8-K filed by the Company on November 4, 2016.  The Company today reported financial results of Sutherland for the quarter ended September 30, 2016.  ZAIS Financial Corp. separately reported its financial results for the quarter ended September 30, 2016 on October 25, 2016 in a Current Report on Form 8-K filed on such date.

Third Quarter Highlights:

•	Core earnings of $10.1 million, or $0.30 per share of common stock
•	Net income of $9.6 million, or $0.28 per share of common stock
•	Declared dividend of $0.30 per share of common stock. Total dividends declared year-to-date represent a 9.9% annualized dividend yield based on December 31, 2015 book value per share of common stock
•	Net Book Value of $14.38 per share of common stock as of September 30, 2016
•	Completed merger with ZAIS Financial Corp on October 31, 2016 increasing the Company’s stockholders’ equity to approximately $561 million and delivering liquidity to stockholder base
•	Pro-forma Net Book Value of $17.07 per share of common stock, post-closing of the ZAIS merger
•	Originated $153.6 million of loans during the quarter
•	Robust pipeline with substantial acquisition opportunities

A summary of Sutherland’s operating results for the quarter ended September 30, 2016 is presented below. Sutherland reported U.S. GAAP net income attributable to common stockholders for the three months ended September 30, 2016 of $9.6 million, or $0.28 per share of common stock, and Core Earnings (a non-GAAP financial measure) of $10.1 million, or $0.30 per share of common stock. Sutherland previously announced a dividend of $0.30 per share of common stock and operating partnership unit ("OP unit").

The Company issued a full detailed presentation of its third quarter 2016 results, which can be viewed at www.sutherlandam.com.

Common Dividend

The Company’s Board of Directors declared a quarterly cash dividend of $0.30 per share of common stock and OP unit for the quarter ended September 30, 2016 to common stockholders and OP unit holders of record as of October 14, 2016.  The dividend was paid on October 25, 2016.

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with accounting principles generally accepted in the United States ("U.S. GAAP"), this press release includes Core Earnings which is a non-U.S. GAAP financial measure. The Company defines Core Earnings as net income adjusted for unrealized gains (losses) related to mortgage backed securities and non-recurring expenses.

The Company believes that providing investors with this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, gives investors greater transparency into the information used by management in its financial and operational decision-making. However, because Core Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Core Earnings may not be comparable to other similarly-titled measures of other companies.

The following table reconciles net income computed in accordance with U.S. GAAP to Core Earnings for the three months ended September 30, 2016:

(in millions)

Net Income	$9.6
Reconciling items:
Unrealized (gain) loss on mortgage-backed securities	(0.7)
Merger transaction costs	0.9
Employee severance	0.3
Total reconciling items	0.5
Core earnings	$10.1

Earnings Conference Call

Management will host a conference call on Tuesday,  November 22, 2016 at 10:00 am EDT to provide a general business update and discuss the financial results for the quarter ended September 30, 2016.  Supplemental financial data is attached hereto.  The conference call can be accessed by dialing (888) 267-2860.  The passcode is 374125.

A replay of the call will be available approximately two hours after the live call and will be available through December 6, 2016.  To access the replay, dial (800) 332-6854.  The passcode is 374125.

The live broadcast of the Company's quarterly conference call will also be available online at the Company's website, www.sutherlandam.com, on Tuesday, November 22, 2016, beginning at 10:00 am EDT. The online replay will follow shortly after the call and will be available for approximately one year.

In addition to filing or furnishing required information to the U.S. Securities and Exchange Commission, the Company uses its website as a channel of distribution of material Company information. Financial and other material information regarding the Company is routinely posted on the Company's website and is readily accessible.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; risks associated with acquisitions, including the integration and implementation of the Merger;  risks associated with achieving expected revenue synergies, cost savings and other benefits from the Merger and the increased scale of the combined company; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's Registration Statement on Form S-4, the most recent Annual Report on Form 10-K filed with the SEC on March 10, 2016, Form 10-K/A filed with the SEC on April 29, 2016 and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

Additional information can be found on the Company’s website at www.sutherlandam.com.

SUTHERLAND ASSET MANAGEMENT CORPORATION

Unaudited CONSOLIDATED BALANCE SHEETS

(In Thousands)	September 30, 2016	December 31, 2015
Assets:
Cash and cash equivalents	$38,458	$41,569
Restricted cash	15,935	14,757
Short term investments	249,997	249,989
Loans, held for sale, at fair value	23,314	—
Loans, held at fair value	233,618	155,134
Loans, held-for-investment (net of allowances for loan losses of $11,629 at September 30, 2016 and $12,255 at December 31, 2015	923,465	927,218
Mortgage backed securities, at fair value	34,812	213,504
Real estate acquired in settlement of loans	6,275	8,224
Derivative instruments, at fair value	363	723
Servicing rights	23,351	27,250
Intangible assets	1,000	1,000
Assets of consolidated VIEs:
Cash and cash equivalents	77	26
Restricted cash	904	1,362
Loans, held-for-investment (net of allowances for loan losses of $3,352 at September 30, 2016 and $4,867 at December 31, 2015	543,857	633,720
Real estate acquired in settlement of loans	3,734	5,257
Accrued interest	2,252	2,557
Due from servicers	3,508	6,121
Deferred financing costs	3,645	4,788
Accrued interest	5,037	5,258
Due from servicers	14,893	14,208
Receivable from related parties	2	4
Receivable from third parties	7,285	608
Other assets	12,896	5,179
Assets of discontinued operations held for sale	—	11,325
Total Assets	$2,148,678	$2,329,781
Liabilities:
Borrowings under credit facilities	228,000	175,306
Promissory note payable	9,040	—
Securitized debt obligations of consolidated VIEs	374,816	461,522
Borrowings under repurchase agreements	581,773	644,137
Guaranteed loan financing	415,417	499,187
Repair and denial reserve	6,849	8,071
Liability under subservicing agreements	7,576	8,827
Liability under participation agreements	2,803	3,700
Accrued salaries, wages and commissions	5,503	7,067
Payable to related parties	2,592	2,305
Derivative instruments, at fair value	3,415	1,499
Dividends payable	—	13,366
Accounts payable and other accrued liabilities	26,265	17,695
Liabilities of discontinued operations held for sale	—	6,886
Total Liabilities	$1,664,049	$1,849,568
Stockholders’ Equity
Common stock, $0.01 par value, 450,000,000 share authorized, 30,960,370 and 30,804,029 shares issued and outstanding, respectively	309	308
Preferred stock, $1,000 par value, 125 shares authorized, 125 shares issued and outstanding	125	125
Additional paid-in capital	449,075	446,787
Retained earnings (deficit)	(4,276)	(5,899)
Total Sutherland Asset Management Corporation equity	445,233	441,321
Non-controlling interests	39,396	38,892
Total Stockholders’ Equity	$484,629	$480,213
Total Liability and Stockholders’ Equity	$2,148,678	$2,329,781

SUTHERLAND ASSET MANAGEMENT CORPORATION

Unaudited CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
(In Thousands, except share data)	2016	2015	2016	2015
Interest income
Loans, held-for-investment	$27,009	$31,623	$90,118	$88,710
Loans, held at fair value	3,950	4,947	9,784	12,287
Loans, held for sale, at fair value	164	94	352	148
Mortgage backed securities, at fair value	767	2,981	4,028	8,998
Total interest income	31,890	39,645	104,282	110,143
Interest expense
Borrowings under credit facilities	(2,367)	(1,350)	(6,397)	(6,869)
Promissory note payable	(18)	—	(85)	—
Securitized debt obligations of consolidated VIEs	(4,233)	(2,996)	(13,174)	(7,261)
Borrowings under repurchase agreements	(4,141)	(4,355)	(11,686)	(12,372)
Guaranteed loan financing	(3,338)	(4,923)	(10,701)	(8,210)
Total interest expense	(14,097)	(13,624)	(42,043)	(34,712)
Net interest income before provision for loan losses	17,793	26,021	62,239	75,431
Provision for loan losses	(488)	(4,112)	(4,689)	(15,859)
Net interest income after provision for loan losses	17,305	21,909	57,550	59,572
Other income (expense)
Other income	1,729	3,999	5,335	9,985
Servicing income, net of amortization and impairment of $1,850 and $6,079 for the three and nine months ended September 30, 2016, and $2,855 and $6,439 for the three and nine months ended September 30, 2015, respectively	1,661	994	4,420	5,377
Employee compensation and benefits	(4,822)	(4,934)	(14,005)	(14,015)
Allocated employee compensation and benefits from related party	(900)	(596)	(2,700)	(1,808)
Professional fees	(3,120)	(1,567)	(8,573)	(5,827)
Management fees – related party	(1,793)	(1,841)	(5,464)	(5,424)
Incentive fees – related party	—	(681)	—	(1,073)
Loan servicing expense	(1,830)	(771)	(3,889)	(3,640)
Operating expenses	(3,373)	(3,448)	(11,185)	(8,349)
Total other income (expense)	(12,448)	(8,845)	(36,061)	(24,774)
Net realized gain on financial instruments	2,454	2,989	3,720	2,368
Net unrealized gain (loss) on financial instruments	3,557	(325)	5,800	2,855
Net income from continued operations before income tax provisions	10,868	15,728	31,009	40,021
Provision for income taxes	(1,297)	(2,682)	(3,326)	(5,179)
Net income from continued operations	9,571	13,046	27,683	34,842
Discontinued operations
Loss from discontinued operations (including gain on disposal of $267 for nine months ended September 30, 2016)	—	(857)	(576)	(2,683)
Income tax benefit	—	1,243	225	3,740
Income (loss) from discontinued operations	—	386	(351)	1,057
Net income	9,571	13,432	27,332	35,899
Less: Net income attributable to non-controlling interest	777	1,118	2,217	2,871
Net income attributable to Sutherland Asset Management Corporation	$8,794	$12,314	$25,115	$33,028
Earnings (loss) per share:
Continuing operations	$0.28	$0.39	$0.82	$1.05
Discontinued operations	$—	$0.01	$(0.01)	$0.03
Basic weighted average shares outstanding	30,960,370	30,539,376	30,960,370	30,539,376

SUTHERLAND ASSET MANAGEMENT CORPORATION

Unaudited SEGMENT REPORTING

fOR THE THREE MONTHS ENDED SEPTEMBER 30, 2016

			SBA Loan
	Investment	New Loan	Origination
(In Thousands)	Activities	Origination	and Servicing	Consolidated
Interest income
Loans, held-for-investment	$15,793	1,015	10,201	$27,009
Loans, held at fair value	633	3,317	—	3,950
Loans, held for sale, at fair value	—	164	—	164
Mortgage backed securities, at fair value	767	—	—	767
Total interest income	17,193	4,496	10,201	31,890
Interest expense
Borrowings under credit facilities	(1,838)	(14)	(515)	(2,367)
Promissory note payable	(18)	—	—	(18)
Securitized debt obligations	(3,887)	—	(346)	(4,233)
Borrowings under repurchase agreements	(2,300)	(1,841)	—	(4,141)
Guaranteed loan financing	—	—	(3,338)	(3,338)
Total interest expense	(8,043)	(1,855)	(4,199)	(14,097)
Net interest income before provision for loan losses	9,150	2,641	6,002	17,793
Provision for loan losses	153	—	(641)	(488)
Net interest income after provision for loan losses	9,303	2,641	5,361	17,305
Other income (expense)
Other income	844	1,404	(519)	1,729
Servicing income	6	135	1,520	1,661
Employee compensation and benefits	96	(2,351)	(2,567)	(4,822)
Allocated employee compensation and benefits from related party	(542)	(204)	(154)	(900)
Professional fees	(1,797)	(422)	(901)	(3,120)
Management fees – related party	(1,080)	(406)	(307)	(1,793)
Loan servicing expense	(1,473)	(191)	(166)	(1,830)
Operating expenses	(729)	(1,595)	(1,049)	(3,373)
Total other income (expense)	(4,675)	(3,630)	(4,143)	(12,448)
Net realized gain (loss) on financial instruments	423	542	1,489	2,454
Net unrealized gain (loss) on financial instruments	802	2,755	—	3,557
Net income (loss) before income tax provisions	5,853	2,308	2,707	10,868
Provisions for income taxes	145	(487)	(955)	(1,297)
Net income (loss) from continuing operations	$5,998	$1,821	$1,752	$9,571
Loss from discontinued operations				—
Net income				$9,571
Less: Net income attributable to non-controlling interests				777
Net income attributable to Sutherland Asset Management Corporation				$8,794
Total Assets	$1,282,303	$241,148	$625,227	$2,148,678

SUTHERLAND ASSET MANAGEMENT CORPORATION

Unaudited SEGMENT REPORTING

fOR THE nine MONTHS ENDED SEPTEMBER 30, 2016

			SBA Loan
	Investment	New Loan	Origination
(In Thousands)	Activities	Origination	and Servicing	Consolidated
Interest income
Loans, held-for-investment	$51,047	3,082	35,989	$90,118
Loans, held at fair value	1,806	7,978	—	9,784
Loans, held for sale, at fair value	—	352	—	352
Mortgage backed securities, at fair value	4,028	—	—	4,028
Total interest income	56,881	11,412	35,989	104,282
Interest expense
Borrowings under credit facilities	(4,926)	(14)	(1,457)	(6,397)
Promissory note payable	(85)	—	—	(85)
Securitized debt obligations	(12,022)	—	(1,152)	(13,174)
Borrowings under repurchase agreements	(6,463)	(5,223)	—	(11,686)
Guaranteed loan financing	—	—	(10,701)	(10,701)
Total interest expense	(23,496)	(5,237)	(13,310)	(42,043)
Net interest income before provision for loan losses	33,385	6,175	22,679	62,239
Provision for loan losses	(3,370)	—	(1,319)	(4,689)
Net interest income after provision for loan losses	30,015	6,175	21,360	57,550
Other income (expense)
Other income	1,740	2,694	901	5,335
Servicing income	41	371	4,008	4,420
Employee compensation and benefits	(95)	(6,805)	(7,105)	(14,005)
Allocated employee compensation and benefits from related party	(1,596)	(605)	(499)	(2,700)
Professional fees	(4,523)	(1,108)	(2,942)	(8,573)
Management fees – related party	(3,229)	(1,225)	(1,010)	(5,464)
Loan servicing expense	(3,817)	(504)	432	(3,889)
Operating expenses	(2,998)	(5,128)	(3,059)	(11,185)
Total other income (expense)	(14,477)	(12,310)	(9,274)	(36,061)
Net realized gain (loss) on financial instruments	(2,017)	2,311	3,426	3,720
Net unrealized gain (loss) on financial instruments	4,011	1,789	—	5,800
Net income (loss) before income tax provisions	17,532	(2,035)	15,512	31,009
Provisions for income taxes	145	2,003	(5,474)	(3,326)
Net income (loss) from continuing operations	$17,677	$(32)	$10,038	$27,683
Loss from discontinued operations				(351)
Net income				$27,332
Less: Net income attributable to non-controlling interests				2,217
Net income attributable to Sutherland Asset Management Corporation				$25,115
Total Assets	$1,282,303	$241,148	$625,227	$2,148,678